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                                                                    Exhibit 10.6

                             SECURED PROMISSORY NOTE
                             -----------------------

$605,244                                                 Boston, Massachusetts
- --------                                                 June 1, 1995


FOR VALUE RECEIVED, the undersigned promises to pay Microcom, Inc. (the "Company"), or order, the principal amount of SIX HUNDRED FIVE THOUSAND TWO HUNDRED FORTY-FOUR DOLLARS ($605,244) on June 1, 2004, with interest, compounded annually, on the unpaid principal amount hereof at the rate per annum of six and eighty-three one-hundredths percent (6.83%), payable in annual installments of interest in the amount of $54,629 each on the anniversary date of this Secured Promissory Note (the "Note") commencing on June 1, 1996 and ending on June 1, 2004.

This Note evidences the obligation of the undersigned in the Company for the purchase price of 109,776 shares (the "Shares") of Common Stock, par value $.01, of the Company acquired by the undersigned.

This Note may be prepaid in whole or in part at any time and from time to time without premium or penalty, and shall be prepaid in whole or in part, as applicable, before or from the proceeds of the sale (in accordance with the provisions of the Articles of Incorporation, as amended, of the Company) of all or any portion of the Shares by the undersigned in an amount equal to the accrued, unpaid interest together with an amount equal to the original principal amount hereof multiplied by a fraction, the numerator of which shall be the number of the Shares so sold and the denominator of which shall be the total number of the Shares. This Note shall be secured in part by a pledge of Shares as set forth in the paragraph marked "Pledge of Shares" at the end of this Note.

In the event the undersigned fails to pay the outstanding principal of or interest on this Note within thirty (30) days after the date such principal or interest on this Note is due, the undersigned shall be in default hereunder and, at the option of the holder, the entire amount of principal and interest shall be accelerated and immediately due and payable. The undersigned agrees to pay upon default the costs of collection, including reasonable attorneys' fees.

Upon default, the holder hereof shall have full recourse against the undersigned for up to $135,673 of unpaid amounts due hereunder, and with respect to all remaining amounts of unpaid principal and interest due hereunder, the holder hereof shall have recourse only to the holder's rights and remedies under the Pledge of Shares; PROVIDED, that once $135,673 of principal due hereunder has been repaid by the undersigned, the holder shall have recourse only to the holder's rights and remedies under the Pledge Agreement with respect to all remaining amounts of unpaid principal and interest due hereunder.


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No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right of such holder nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The undersigned and every endorser or guarantor of this Note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any party or person primarily and secondarily liable.

None of the terms or provisions of the Note may be excluded, modified or amended except by a written instrument duly executed on behalf of the holder, expressly referring hereto and setting forth the provision so excluded, modified or amended.

All rights and obligations hereunder shall be governed by the laws of the Commonwealth of Massachusetts and this Note shall be deemed to be under seal.

                                                              James M. Dow

                                Pledge of Shares
                                ----------------

The undersigned (the "Pledgor") agrees that it is a condition to the Company's acceptance of this Note as payment for the shares that the Pledgor grant to the Company the security interest in the Shares granted hereby. The Pledgor hereby deposits with the pledges to the Company the Shares, the certificates representing which shall be held by the Company until such time as the Note is paid in full (or until such time as the Note is paid in part, in which case certificates representing Shares equal in value to the portion of the Note so paid shall be released from this Pledge) and the Pledgor hereby grants to the Company a security interest in and of the Shares, as security for the due and punctual payment and performance of the obligations set forth in this Note. Upon the occurrence of a default under this Note, the Company shall be entitled to all of the rights of a secured party under the Uniform Commercial Code with respect to the Shares.

                                                              James M. Dow